UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4666

Seligman Pennsylvania Municipal Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 9/30/05

ITEM 1.      REPORTS TO STOCKHOLDERS.

Seligman
Pennsylvania Municipal Fund Series

Annual Report September 30, 2005 Seeking Income Exempt From Regular Income Tax J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance and
Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	8

Portfolio of Investments	9

Statement of
Assets and Liabilities	11

Statement of
Operations	12

Statements of
Changes in Net Assets	13

Notes to Financial
Statements	15

Financial Highlights	20

Report of Independent
Registered Public
Accounting Firm	23

Trustees and Officers	24

Additional Fund
Information	back
cover

To The Shareholders

We are pleased to present the annual report for Seligman Pennsylvania Municipal Fund Series, covering the fiscal year ended September 30, 2005. This report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, financial statements, and its portfolio of investments.

Thank you for your continued support of Seligman Pennsylvania Municipal Fund Series. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

November 23, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Stockholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan
100 Park Avenue	New York, NY 10017		Services
New York, NY 10017
	General Counsel	(212) 682-7600	Outside the
General Distributor	Sullivan & Cromwell LLP		United States
Seligman Advisors, Inc.
100 Park Avenue	Independent Registered	(800) 622-4597	24-Hour Automated
New York, NY 10017	Public Accounting Firm		Telephone Access
	Deloitte & Touche LLP		Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.	What market conditions and events materially affected the performance of Seligman Pennsylvania Municipal Fund Series during the fiscal year ended September 30, 2005?

A.	Seligman Pennsylvania Municipal Fund posted positive investment returns for the fiscal year ended September 30, 2005; however, results were comprised of interest income rather than price return. Performance results were attributable to a constructive municipal market environment characterized by stable long-term municipal yields, rising short-term municipal yields, improving credit conditions and record-setting refunding activity.

During the Fund’s fiscal year, the Federal Open Market Committee increased the federal funds rate by 2 percentage points, which led to sharply higher short-term municipal yields. As yields at the front-end of the municipal yield curve rose, the prices of many of the Fund’s shorter-maturity holdings declined, tempering positive investment results (in general, fixed-rate bond prices decline as interest rates increase). Subsequent to the close of the reporting period, the federal funds rate was increased by an additional 0.25%.

The Fund’s holdings of variable rate demand notes — the preferred investment vehicle for managing the Fund’s cash flows — did benefit from the higher short-term yield environment, particularly given that, in general, the Fund’s cash balances over the past fiscal year have been maintained at higher percentages than they have been historically.

The US economy continued to expand over the past 12 months, leading to considerable improvement in state and local government finances. The Rockefeller Institute of Government reports that state tax revenues for the second quarter of 2005 rose 13.3% compared with the same period last year. Notably, most increases in tax receipts were achieved without meaningful hikes in tax rates. Further, tax receipts rose for personal, corporate, and sales taxes with corporate taxes experiencing the strongest growth. States and municipalities have made significant progress in restoring fiscal balance, leading to an overall strengthening in credit trends. Still, substantial challenges remain, including the escalating costs of Medicaid programs, public pension liabilities and education funding. In addition, the failure of many states to adequately address structural imbalances poses a risk to future financial stability. In September 2005, Standard & Poor’s reaffirmed the general obligation debt rating of the commonwealth of Pennsylvania. S&P cited a diverse economic base, recent improvement in revenue receipts, a responsive financial management team, and a favorable debt profile. The State has been proactive in making the necessary budget adjustments to balance its fiscal operations.

Year-to-date, the favorable interest rate environment continued to support the issuance of refunding bonds. In general, refunding bonds are issued to retire outstanding, higher-cost debt. Refunding activity in the municipal market has had a significant impact on the Fund. Over the past year, several Fund holdings were pre-refunded to future call dates. When municipal bonds are refunded, principal and interest payments are typically secured by escrow accounts comprised of US government securities, making them secure and highly liquid securities. In addition, the shortened maturity date and enhanced credit quality of pre-refunded bonds often

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

results in price appreciation, which contributes positively to investment results. Currently, refunded bonds (pre-refunded bonds and escrowed-to-maturity bonds) represent the second-largest sector in the Fund. The Fund also experienced a number of bond calls during the reporting period. The loss of high-yielding bonds reduced investment income because the proceeds of called bonds were reinvested at lower prevailing yields.

As municipal yields have trended lower, investors have stepped up purchases of lower-rated credits. The increase in demand for lesser-rated bonds has caused yield spreads to compress. As a result, lower-rated bonds have outperformed higher-quality bonds by a wide margin over the past 12 months. The Fund is comprised principally of higher-quality bonds.

Q.	What investment strategies or techniques materially affected the Fund’s performance during the period?

A.	Over the past fiscal year, our primary objective has been to lessen the impact of an expected increase in long-term municipal yields and significantly higher short-term yields (yield curve flattening) on the Fund’s performance. The following strategies were implemented:

In an effort to lower interest rate exposure, the average maturity of portfolio holdings was reduced. In general, the longer the maturity of a bond is, the greater its interest rate sensitivity. At fiscal year-end, the average maturity of the Fund’s municipal bonds was approximately 15 years. Over the 12-month reporting period, however, the longest maturity bonds unexpectedly enjoyed the best performance while the 20-year maturity sector ranked second.

Fund holdings that were pre-refunded prior to the start of the current fiscal year were maintained given their attractive coupon interest and inherently defensive nature. Investment income has benefited from our decision to retain these higher-yielding securities. However, given the shorter maturity dates of the Fund’s pre-refunded bonds, the increase in short-term yields over the past year caused performance to significantly lag that of longer-term securities. On a more positive note, the Fund held portfolio holdings that were pre-refunded during the Fund’s fiscal year. The shortened maturity date and enhanced credit quality resulted in price appreciation for the newly pre-refunded bonds, contributing to positive investment results.

All Fund purchases during the past year were of premium-coupon bonds (market price above par). At year-end, the Fund was comprised of coupons of 5% and higher. Premium coupon bonds are generally less sensitive to interest rate changes than par or discount bonds (market price below par). In a rising interest rate environment, premium bonds typically outperform lower coupon bonds. However, the decline in long-term municipal yields over the past fiscal year favored par and discount-coupon bonds.

The majority of holdings in the Fund are of higher-quality bonds, with the largest concentration in AAA-rated insured bonds. Yields offered on most lower quality bonds have not, in our opinion, adequately compensated investors for accepting a greater degree of credit risk. Nevertheless, strong demand for higher-yielding securities has led to a narrowing of credit spreads. As a result, lower-quality bonds outperformed higher-quality bonds over the past 12 months.

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

The Fund does not own tobacco bonds due to concerns over legal challenges to the Master Settlement Agreement (MSA) — the source of principal and interest payment for tobacco bonds — as well as the impact of punitive jury awards and continuing litigation on tobacco companies. Additionally, tobacco company contributions to the MSA are based on the quantity of cigarettes sold. Cigarette sales have already fallen below projection, and are expected to decline further, reducing the tobacco company payments to the MSA. Despite these factors, Tobacco Securitization Bonds posted strong performance for the period, enhancing the returns of other funds that held them.

Fiscal year performance results for the Fund lagged that of the Lehman Brothers Municipal Bond Index (the “Lehman Index”) — the Fund’s stated benchmark. Our more defensive portfolio positioning, relative to the Lehman Index, was the primary reason for the underperformance given the continued, albeit modest, decline in long-term municipal yields over the past 12 months. Additionally, overweighting of the pre-refunded bond sector and avoidance of Tobacco bonds, compared with the Lehman Index, caused a lag in period returns.

It should be noted that the Lehman Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds, and that its components may differ significantly from that of the Fund. Further, the Lehman Index does not reflect the impact of fees or expenses as do the Fund’s returns.

A Team Approach

Seligman Pennsylvania Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Series by a group of seasoned professionals who are responsible for research and trading consistent with the Series’ investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuiness.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Pennsylvania Municipal Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state, and local taxes.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”), charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The chart compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Lehman Index”) for the 10-year period ended September 30, 2005. The performance of Class C shares, which commenced on a later date, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the charts but is included in the total returns table that follows the chart. The performance of Class C shares will differ from the performances shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders.

The Lehman Index does not include the effect of taxes, fees or sales charges, and does not reflect state-specific bond market performance.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See footnotes on page 7.

Performance and Portfolio Overview

Investment Results
Total Returns
For Periods Ended September 30, 2005

		Average Annual

					Class C
					Since
	Six	One	Five	Ten	Inception
Class A	Months*	Year	Years	Years	5/27/99

With Sales Charge	(2.73)%	(2.51)%	4.22%	4.62%	n/a

Without Sales Charge	2.07	2.34	5.23	5.13	n/a

Class C

With Sales Charge and CDSC#	(0.31)	(0.40)	4.21	n/a	3.39%

Without Sales Charge and CDSC	1.70	1.58	4.43	n/a	3.56

Class D

With 1% CDSC	0.70	0.60	n/a	n/a	n/a

Without CDSC	1.70	1.58	4.43	4.33	n/a

Lehman Index**	2.80	4.05	6.34	6.07	5.65 ‡

See footnotes on page 7.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	9/30/05	3/31/05	9/30/04

Class A	$7.93	$7.90	$8.03

Class C	7.91	7.88	8.01

Class D	7.91	7.88	8.01

Holdings By Market Sectorø

Revenue Bonds			75%

General Obligation Bondsøø			25

Weighted Average Maturity##			15.0 years

Dividend and Capital Gain Per Share, and
Yield Information
For Periods Ended September 30, 2005

Dividends†	Capital Gain†	SEC 30-Day Yield††

$0.272	$0.012	2.53%

0.213	0.012	1.89

0.213	0.012	1.91

Holdings By Credit Quality2ø

AAA	81%

AA	19

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

2	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard and Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and does not reflect state-specific bond market performance. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.

##	Excludes variable rate demand notes.

‡	From 5/28/99.

†	Represents per share amount paid or declared for the year ended September 30, 2005.

††	Current yield, representing the annualized yield for the 30-day period ended September 30, 2005, has been computed in accordance with SEC regulations and will vary.

ø	Percentages based on current market values of long-term holdings at September 30, 2005.

øø	Includes pre-refunded and escrowed-to-maturity securities.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred by investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2005 and held for the entire six-month period ended September 30, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period**	Account	During Period**
	Value	Expense	Value	4/1/05 to	Value	4/1/05 to
	4/1/05	Ratio*	9/30/05	9/30/05	9/30/05	9/30/05

Class A	$1,000.00	1.45%	$1,020.70	$ 7.37	$ 1,017.78	$ 7.36

Class C	1,000.00	2.20	1,017.00	11.12	1,014.04	11.10

Class D	1,000.00	2.20	1,017.00	11.12	1,014.04	11.10

*	Expenses of Class C and Class D shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the Fund’s annualized expense ratios based on actual expenses for the period April 1, 2005 to September 30, 2005, multiplied by the average account value over the period, multiplied by 183/365 (number of days in the period).

Portfolio of Investments
September 30, 2005

Face
Amount	Municipal Bonds	Rating†	Value

$1,000,000	Berks County, PA Municipal Authority Hospital Rev.
	(The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aaa	$1,134,740

1,000,000	Berks County, PA Municipal Authority Hospital Rev.
	(The Reading Hospital & Medical Center Project), 6% due 11/1/2029Ø	Aaa	1,123,040

1,100,000	Butler County, PA GOs 5 1/4% due 7/15/2023Ø	Aaa	1,218,129

500,000	Delaware County Authority, PA University Rev. (Villanova University),
	5% due 8/1/2024	Aaa	527,805

1,000,000	Delaware River Port Authority Rev. (Pennsylvania and New Jersey Port
	District Project), 5 5/8% due 1/1/2026	Aaa	1,081,590

1,000,000	Delaware Valley, PA Regional Finance Authority (Local Government Rev.),
	7 3/4% due 7/1/2027	Aaa	1,410,870

1,000,000	Northampton County, PA General Purpose Authority Rev.,
	5 1/4% due 10/1/2030	Aaa	1,065,110

1,000,000	Pennsylvania Economic Development Financing Authority Rev.,
	(The Procter & Gamble Paper Products Company Project),
	5 3/8% due 3/1/2031*	Aa3	1,097,910

1,050,000	Pennsylvania Higher Educational Facilities Authority Rev.
	(Drexel University), 5 3/4% due 5/1/2022	Aaa	1,110,007

300,000	Pennsylvania Higher Educational Facilities Authority Rev.
	(Drexel University), 5 3/4% due 5/1/2022Ø	Aaa	318,399

800,000	Pennsylvania Higher Educational Facilities Authority Rev.
	(University of Pennsylvania), 5% due 7/15/2023	Aa3	845,632

750,000	Pennsylvania Intergovernmental Cooperation Authority Special Tax Rev.
	(Philadelphia Funding Program), 5% due 6/15/2021	Aaa	782,663

1,000,000	Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041Ø	Aaa	1,090,930

750,000	Pennsylvania State University, 5% due 9/1/2024	Aa2	795,120

1,000,000	Pennsylvania Turnpike Commission Oil Franchise Tax Rev.,
	5 1/4% due 12/1/2016	Aaa	1,098,020

525,000	Philadelphia, PA Airport Rev., 5% due 6/15/2025*	Aaa	543,758

1,000,000	Philadelphia, PA Parking Authority Airport Parking Rev.,
	5 1/2% due 9/1/2018	Aaa	1,049,380

450,000	Philadelphia, PA Redevelopment Authority (Home Mortgage Rev.),
	9% due 6/1/2017††	AA‡	640,373

900,000	University of Pittsburgh, PA Rev. (The Commonwealth System of
	Higher Education), 5% due 6/1/2021	Aaa	938,475

Total Municipal Bonds (Cost $16,522,366) — 89.6%			17,871,951

See footnotes on page 10.

Portfolio of Investments
September 30, 2005

Face
Amount	Variable Rate Demand Notes	Rating†	Value

$900,000	Delaware County, PA Industrial Development Authority Airport
	Facility Rev. (United Parcel Service) due 12/1/2015	A-1+‡	$900,000

200,000	Massachusetts Health & Educational Facilities Authority Rev.
	(Capital Assets Program) due 1/1/2035	VMIG 1	200,000

200,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds
	(Regional Performing Arts Center Project) due 6/1/2025	VMIG 1	200,000

600,000	South Fork, PA Municipal Authority Hospital Rev.
	(Conemaugh Health System Project) due 7/1/2028	A-1‡	600,000

Total Variable Rate Demand Notes (Cost $1,900,000) — 9.5%			1,900,000

Total Investments (Cost $18,422,366) — 99.1%			19,771,951

Other Assets Less Liabilities — 0.9%			179,369

Net Assets — 100.0%			$19,951,320

†
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (”Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

ø	Pre-refunded security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 2005

Assets:

Investments, at value:

Long-term holdings (cost $16,522,366)	$17,871,951

Short-term holdings (cost $1,900,000)	1,900,000

Total investments (cost $18,422,366)	19,771,951

Cash (includes restricted cash of $4,000)	17,846

Interest receivable	254,395

Expenses prepaid to shareholder service agent	2,347

Other	1,257

Total Assets	20,047,796

Liabilities:

Dividends payable	20,613

Payable for Shares of Beneficial Interest repurchased	10,645

Management fee payable	8,256

Distribution and service fees payable	5,009

Accrued expenses and other	51,953

Total Liabilities	96,476

Net Assets	$19,951,320

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 2,516,030 shares outstanding):

Class A	$2,339

Class C	115

Class D	62

Additional paid-in capital	18,393,281

Undistributed net investment income	53,900

Accumulated net realized gain	152,038

Net unrealized appreciation of investments	1,349,585

Net Assets	$19,951,320

Net Asset Value Per Share:

Class A ($18,547,746 ÷ 2,338,602 shares)	$7.93

Class C ($913,210 ÷ 115,445 shares)	$7.91

Class D ($490,364 ÷ 61,983 shares)	$7.91

See Notes to Financial Statements.

Statement of Operations
For the Year Ended September 30, 2005

Investment Income:

Interest	$1,035,429

Expenses:

Management fee	103,084

Distribution and service fees	62,900

Auditing and legal fees	55,419

Shareholder account services	40,138

Shareholder reports and communications	20,348

Registration	15,151

Trustees’ fees and expenses	8,633

Custody and related services	7,785

Miscellaneous	3,644

Total Expenses	317,102

Net Investment Income	718,327

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	127,197

Net change in unrealized appreciation of investments	(383,599)

Net Loss on Investments	(256,402)

Increase in Net Assets from Operations	$461,925

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2005	2004

Operations:

Net investment income	$718,327	$748,886

Net realized gain on investments	127,197	30,053

Net change in unrealized appreciation of investments	(383,599)	(210,331)

Increase in Net Assets from Operations	461,925	568,608

Distributions to Shareholders:

Net investment income:

Class A	(653,937)	(714,263)

Class C	(26,879)	(28,343)

Class D	(14,134)	(15,634)

Total	(694,950)	(758,240)

Net realized long-term gain on investments:

Class A	(29,043)	(16,729)

Class C	(1,648)	(805)

Class D	(833)	(472)

Total	(31,524)	(18,006)

Decrease in Net Assets from Distributions	(726,474)	(776,246)

(Continued on next page.)

Statements of Changes in Net Assets

	Shares

	Year Ended September 30,		Year Ended September 30,

	2005	2004	2005	2004

Transactions in Shares of
Beneficial Interest:

Net proceeds from sales of shares:

Class A	25,994	46,283	$208,149	$371,666

Class C	6,081	9,175	48,371	73,602

Class D	12	2,505	95	20,041

Shares issued in payment of dividends:

Class A	55,213	58,680	441,183	470,198

Class C	1,882	1,402	14,998	11,199

Class D	375	473	2,993	3,779

Exchanged from associated funds:

Class A	16,264	36,625	129,768	294,850

Class C	—	2,394	—	18,601

Class D	—	5,891	—	45,977

Shares issued in payment of
gain distributions:

Class A	2,824	1,519	22,581	12,255

Class C	117	50	934	404

Class D	68	36	546	286

Total	108,830	165,033	869,618	1,322,858

Cost of shares repurchased:

Class A	(201,565)	(430,513)	(1,608,298)	(3,429,909)

Class C	(28,639)	(16,140)	(226,208)	(128,674)

Class D	(7,858)	(11,004)	(62,564)	(87,926)

Exchanged into associated funds:

Class A	(15,426)	(19,640)	(123,768)	(157,830)

Class C	(1,247)	—	(10,000)	—

Class D	—	(5,790)	—	(45,277)

Total	(254,735)	(483,087)	(2,030,838)	(3,849,616)

Decrease in Net Assets from
Transactions in Shares of
Beneficial Interest	(145,905)	(318,054)	(1,161,220)	(2,526,758)

Decrease in Net Assets			(1,425,769)	(2,734,396)

Net Assets:

Beginning of year			21,377,089	24,111,485

End of Year (including undistributed net investment income
of $53,900 and $56,777, respectively)			$19,951,320	$21,377,089

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Pennsylvania Municipal Fund (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2005, the interest rates paid on these notes ranged from 2.75% to 2.93%.

Notes to Financial Statements

	d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2005, distribution and service fees were the only class-specific expenses.

	e.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

	f.	Restricted Cash — Restricted cash represents deposits that are being held as collateral for letters of credit issued by banks in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $963 for sales of Class A shares. Commissions of $6,976 and $143 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the year ended September 30, 2005, fees incurred aggregated $47,638, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2005, fees incurred under the Plan amounted to $9,997 and $5,265, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the year ended September 30, 2005, such charges amounted to $1.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2005, Seligman Services, Inc. received commissions of $131 from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $2,921 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $40,138 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of September 30, 2005, the Fund’s potential obligation under the Guaranties is $6,900. As of September 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in trustees’ fees and expenses and the accumulated balance at September 30, 2005, of $14,730 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per-annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2005, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2005 amounted to $3,672,520 and $5,391,520, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At September 30, 2005, the tax basis cost of investments for federal income tax purposes was $18,368,466. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $53,900.

Notes to Financial Statements

At September 30, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$1,432,422

Gross unrealized depreciation of portfolio securities	(28,937)

Net unrealized appreciation of portfolio securities	1,403,485

Undistributed tax-exempt income	38,859

Accumulated net realized gains	152,038

Total accumulated earnings	$1,594,382

The tax characterization of distributions paid was as follows:

	Year Ended September 30,

	2005	2004

Tax-exempt income	$694,950	$758,240

Long-term capital gains	31,524	18,006

7.	Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Pennsylvania Municipal Fund Series was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

In the fall of 2003, the Manager conducted an extensive internal review relating to market timing. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three funds and agreed to waive a portion of its management fee with respect to another fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”). Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges investors may incur on distributions or on the redemption of shares.

CLASS A

	Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$8.03	$8.09	$8.26	$7.92		$7.49

Income from Investment Operations:

Net investment income	0.28	0.27	0.27	0.33		0.33

Net realized and unrealized gain (loss) on investments	(0.10)	(0.05)	(0.08)	0.34		0.43

Total from Investment Operations	0.18	0.22	0.19	0.67		0.76

Less Distributions:

Dividends from net investment income	(0.27)	(0.27)	(0.27)	(0.32)		(0.33)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)		.—

Total Distributions	(0.28)	(0.28)	(0.36)	(0.33)		(0.33)

Net Asset Value, End of Year	$7.93	$8.03	$8.09	$8.26		$7.92

Total Return	2.34%	2.72%	2.37%	8.75%		10.27%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$18,548	$19,721	$22,354	$23,493		$24,047

Ratio of expenses to average net assets	1.48%	1.36%	1.30%	1.25%		1.32%

Ratio of net investment income to average net assets	3.54%	3.32%	3.38%	4.11%		4.20%

Portfolio turnover rate	18.95%	5.34%	8.30%	16.73%		5.43%

See footnotes on page 22.

Financial Highlights

CLASS C

	Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$8.01	$8.07	$8.24	$7.91		$7.48

Income from Investment Operations:

Net investment income	0.22	0.21	0.21	0.27		0.27

Net realized and unrealized gain (loss) on investments	(0.10)	(0.05)	(0.08)	0.33		0.43

Total from Investment Operations	0.12	0.16	0.13	0.60		0.70

Less Distributions:

Dividends from net investment income	(0.21)	(0.21)	(0.21)	(0.26)		(0.27)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)		.—

Total Distributions	(0.22)	(0.22)	(0.30)	(0.27)		(0.27)

Net Asset Value, End of Year	$7.91	$8.01	$8.07	$8.24		$7.91

Total Return	1.58%	1.96%	1.60%	7.79%		9.48%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$913	$1,100	$1,133	$1,029		$628

Ratio of expenses to average net assets	2.23%	2.11%	2.05%	2.00%		2.07%

Ratio of net investment income to average net assets	2.79%	2.57%	2.63%	3.36%		3.45%

Portfolio turnover rate	18.95%	5.34%	8.30%	16.73%		5.43%

See footnotes on page 22.

Financial Highlights

CLASS D

	Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$8.01	$8.07	$8.24	$7.91		$7.48

Income from Investment Operations:

Net investment income	0.22	0.21	0.21	0.27		0.27

Net realized and unrealized gain (loss) on investments	(0.10)	(0.05)	(0.08)	0.33		0.43

Total from Investment Operations	0.12	0.16	0.13	0.60		0.70

Less Distributions:

Dividends from net investment income	(0.21)	(0.21)	(0.21)	(0.26)		(0.27)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)		.—

Total Distributions	(0.22)	(0.22)	(0.30)	(0.27)		(0.27)

Net Asset Value, End of Year	$7.91	$8.01	$8.07	$8.24		$7.91

Total Return	1.58%	1.96%	1.60%	7.79%		9.48%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$490	$556	$624	$690		$596

Ratio of expenses to average net assets	2.23%	2.11%	2.05%	2.00%		2.07%

Ratio of net investment income to average net assets	2.79%	2.57%	2.63%	3.36%		3.45%

Portfolio turnover rate	18.95%	5.34%	8.30%	16.73%		5.43%

ø	As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gain on investments per share by $0.01 for each share class and to increase the ratios of net investment income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2001 have not been restated.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders,
Seligman Pennsylvania Municipal Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman Pennsylvania Municipal Fund Series (the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund Series as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 23, 2005

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (68)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation
• Trustee: 2003 to Date	(diversified energy, gas and electric company); Director or Trustee of
• Oversees 57 Portfolios in	each of the investment companies of the Seligman Group of Funds†
Fund Complex	(except Seligman Cash Management Fund, Inc.); Director or Trustee,
Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies), Edison Electric Institute, Keyera Facilities Income Fund
(natural gas gathering and processing company), New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (76)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Trustee: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 58 Portfolios in	the Seligman Group of Funds†; and Chairman Emeritus, American
Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, NATO, and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Trustee: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 58 Portfolios in	Jeannette K. Watson Summer Fellowship (summer internships for college
Fund Complex	students); Trustee, Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization; and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Trustee: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 58 Portfolios in	Trustee of each of the investment companies of the Seligman Group of
Fund Complex	Funds†; and Director, ConocoPhillips (integrated international oil corpo-
ration), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation, and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products),
BOK Financial (bank holding company), and the Federal Reserve
System’s Kansas City Reserve Bank.

See footnotes on page 27.

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (63)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Trustee: 1986 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 58 Portfolios in	Foundation (charitable foundation). Formerly, Chairman of the Board of
Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World
Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Trustee: 2000 to Date	(library of technical standards); Director or Trustee of each of the invest-
• Oversees 57 Portfolios in	ment companies of the Seligman Group of Funds† (with the exception of
Fund Complex	Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Infinity, Inc.
(oil and gas services and exploration); and Director and Chairman,
Highland Park Michigan Economic Development Corp. Formerly, Trustee,
New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center; Chairman and Chief Executive Officer, Capital Coating
Technologies, Inc. (applied coating technologies); and Vice President and
General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Trustee: 1986 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 58 Portfolios in	investment companies of the Seligman Group of Funds†. Formerly,
Fund Complex	Director, USLIFE Corporation (life insurance); and Vice President, Pfizer
Inc. (pharmaceuticals).

James N. Whitson (70)[1,3]	Director or Trustee of each of the investment companies of the Seligman
• Trustee: 1993 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coax-
• Oversees 58 Portfolios in	ial cable). Retired Executive Vice President and Chief Operating Officer,
Fund Complex	Sammons Enterprises, Inc. (a diversified holding company); formerly,
Director and Consultant, Sammons Enterprises, Inc; Director, C-SPAN
(cable television networks).

See footnotes on page 27.

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (67)*	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Trustee and Chairman of	and Director or Trustee of each of the investment companies of the
the Board: 1988 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc.,
• Oversees 58 Portfolios in	Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of
Fund Complex	ceramic proppants for oil and gas industry); Director, Seligman Data
Corp.; and President and Chief Executive Officer of The Metropolitan
Opera Association. Formerly, Director, Kerr-McGee Corporation (diversi-
fied energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)*	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Trustee: 1993 to Date	Chief Executive Officer and Director or Trustee of each of the investment
• President: 1995 to Date	companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 58 Portfolios in	Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance
Fund Complex	Company.

Thomas G. Moles (63)	Director and Managing Director, J. & W. Seligman & Co. Incorporated;
• Vice President and	Vice President and Co-Portfolio Manager, Seligman Municipal Fund
Portfolio Manager:	Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey
1986 to Date	Municipal Fund, Inc.; Executive Vice President and Co-Portfolio Manager,
Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal
Fund, Inc. (closed-end investment companies); and Director, Seligman
Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (47)	Senior Vice President and Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Co-Portfolio Manager, Seligman
Co-Portfolio Manager:	Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
2003 to Date	New Jersey Municipal Fund, Inc., Seligman Quality Municipal Fund, Inc.
and Seligman Select Municipal Fund, Inc.

Eleanor T. M. Hoagland (54)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and Chief	and Chief Compliance Officer for each of the investment companies of
Compliance Officer:	the Seligman Group of Funds†. Formerly, Managing Director, Partner
2004 to Date	and Chief Portfolio Strategist, AMT Capital Management.

See footnotes on page 27.

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†,
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of each of the investment companies of the Seligman Group of
Funds and Seligman Data Corp.

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds† and Treasurer
• Treasurer:	of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
2000 to Date	Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the Trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

Additional Fund
Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund Series, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]	The references to the SEC’s website and Seligman’s website are inactive textual reference and information contained in or otherwise accessible through these websites do not form a part of this report or the Fund’s prospectus.

[2]	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

TEDPA2 9/05

ITEM 2.	CODE OF ETHICS.
	As of September 30, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2005	2004

	Audit Fees	$19,120	$18,277
	Audit-Related Fees	–	–
	Tax Fees	2,350	2,200
	All Other Fees	1,931	–

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2005	2004

	Audit-Related Fees	$120,630	$114,980
	Tax Fees	13,903	7,800
	All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $138,814 and $167,980, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Trustees of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 19, 2006

By:
/S/ LAWRENCE P.VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 19, 2006

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.